Exhibit 99.1

Trump Media Board Votes to Advance Expansion Plans

Board Approves Exploration of Funding Options for Mergers, Acquisitions, Partnerships

SARASOTA, Fla., Feb. 21, 2025 (GLOBE NEWSWIRE) – The Board of Directors of Trump Media and Technology Group Corp. (Nasdaq: DJT) ("TMTG" or the "Company"), operator of the social media platform Truth Social, the streaming platform Truth+, and the FinTech brand Truth.Fi, has voted to authorize the Company’s leaders to create a strategic acquisition fund with select investors. The fund’s purpose is to devise and implement financing strategies for possible mergers and acquisitions in accord with TMTG’s existing growth strategy.

TMTG is exploring opportunities to partner, merge with and/or acquire other participants in the growing America First Economy that would benefit from the Corporation’s technology and branding—and that are able to function effectively if the Corporation evolves into a holding company with numerous, largely autonomous subsidiaries in a variety of industries.

TMTG CEO and Chairman Devin Nunes said, “TMTG aims to grow robustly with great strategic partners who share our mission. We’re hoping to expand our tech footprint even as we branch out into finance and other industries. The America First economy is a fantastic sector with enormous potential, and we want all its participants to know that TMTG intends to make this market even greater.”

TMTG recently announced the launch of its FinTech and financial sectors brand, Truth.Fi, which will incorporate customized exchange-traded funds ("ETFs") and customized separately managed accounts ("SMAs"). These vehicles are components of a Board-approved financial services and FinTech strategy that includes the investment of up to $250 million to be custodied by Charles Schwab, which will partner with TMTG to develop the SMAs.

About TMTG

The mission of TMTG is to end Big Tech's s assault on free speech by opening up the Internet and giving people their voices back. TMTG operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. TMTG is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Cautionary Statement About Forward-Looking Statements

Certain statements in this press release constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of TMTG. We have based these forward-looking statements on our current expectations about future events, including the rollout of products and features and the future plans, timing and potential success of our future collaborations. The forward-looking statements included in this press release are based on our current beliefs and expectations of our management as of the date of this press release. These statements are not guarantees or indicative of future performance. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "soon," "goal," "intends," or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control. Important assumptions and other important factors that could cause actual results to differ materially from those forward- looking statements include, but are not limited to, our ability to recognize the anticipated benefits of Truth.Fi and our future collaborations; the possibility that we may be adversely impacted by economic, business, and/or competitive factors; our limited operating history making it difficult to evaluate our business and prospects; our inability to effectively manage future growth and achieve operational efficiencies; our inability to grow or maintain our active user base; our inability to achieve or maintain profitability; occurrence of a cyber incident resulting in information theft, data corruption, operational disruption and/or financial loss; potential diversion of management's attention and consumption of resources as a result of new products and strategies; and those additional risks, uncertainties and factors described in more detail under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this press release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com